UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 8, 2011

DK SINOPHARMA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-156302	26-3062752
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Dongxing Building, 4th Floor No.1 Xinke Road, Xi’an, the People’s Republic of China 710043
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  86-29-8224-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

On April 8, 2011, DK Sinopharma, Inc. (the “Company”) was notified that its principal independent accountant, MaloneBailey LLP (“MaloneBailey”), had resigned its engagement with the Company, effective immediately.

The board of directors engaged MaloneBailey on December 20, 2010 and MaloneBailey did not report on the Company’s financial statements during the Company’s two most recent fiscal years ended December 31, 2009 and 2008.  On April 1, 2011, MaloneBailey provided an electronic communication to the Company, advising that it had encountered issues and concerns during the audit, specifically irregularities in the books and records of the Company, that, in MaloneBailey’s view, required additional information and procedures, including the initiation of an independent investigation, in order to verify the accuracy of the books and records recorded on the Company’s financial statements and records for the year ended December 31, 2010.  On April 8, 2011, the Company received a notice of resignation from MaloneBailey indicating that it had resigned its engagement with the Company, effective immediately.  In its letter of resignation, MaloneBailey based its resignation on what it believes are accounting irregularities noted during the audit of the Company’s financial statements for the fiscal year ended December 31, 2010.  The issues encountered during the audit of the Company’s financial statements for the fiscal year ended December 31, 2010, in MaloneBailey’s view, included the following: (1) issues related to the authenticity of a set of bank statements and a loss of confidence in bank confirmation procedures; (2) issues concerning the validity and existence of a material revenue transaction with a certain customer and (3) issues concerning that management tampered with the process of auditors’ independent confirmation of bank statements and revenue.  The Company believes that it was taking appropriate steps to respond to MaloneBailey’s recommendations for further investigation prior to the resignation of MaloneBailey, but MaloneBailey does not agree with the Company’s assertion in this regard.

Other than as set forth above, from December 20, 2010 when Malone Bailey was engaged, through MaloneBailey’s resignation on April 8, 2011, there were (1) no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey would have caused MaloneBailey to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company furnished MaloneBailey with a copy of this disclosure on April 11, 2011, providing it with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from Malone Bailey, dated April 12, 2011 is filed as Exhibit 16.1 to this report.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

16.1	16.1 Letter dated April 12, 2011 from MaloneBailey LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2011

DK SINOPHARMA, INC.

By:	/s/ Dongke Zhao
Dongke Zhao
Chief Executive Officer